UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amended Current report filing)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014 (September 30, 2013)

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-188193	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17032
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Explanatory Note

Riverview Financial Corporation (the “Corporation”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on November 4, 2013. This Form 8-K/A is being filed in order to provide the historical financial statements as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b), for which financial statements and pro forma financial information were not included in the Form 8-K filed on November 4, 2013.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 1, 2013, and pursuant to the Amended and Restated Agreement and Plan of Consolidation (“the “Agreement”), dated, April 24, 2013, as amended, by and between Riverview Financial Corporation (“Riverview”) and Union Bancorp, Inc. (“Union”), Riverview and Union consolidated to form a new Pennsylvania corporation under the name of Riverview Financial Corporation (“Newco”). Each outstanding share of common stock of Riverview and Union was converted into 1.00 and 1.95 shares of the Newco’s common stock, respectively. Further, Riverview Bank, the wholly owned subsidiary of Riverview, and Union Bank and Trust Company, the wholly owned subsidiary of Union, consolidated with and into Riverview Bank, which is the wholly owned subsidiary of the Corporation.

The Agreement was previously filed with the Securities and Exchange Commission on August 5, 2013 on Amendment No. 2 to Riverview’s Registration Statement on Form S-4 (Registration No. 333-188193) under Annex A, and is incorporated into this Item 2.01 by reference.

A press release announcing the formation of the Corporation as a result of the consolidation of Riverview and Union was previously filed with the Securities and Exchange Commission on November 4, 2013 as Exhibit 99.1 to Riverview’s Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Riverview as of and for the years ended December 31, 2012 and 2011 are incorporated herein by reference from Registration Statement No. 333-188193, filed April 29, 2013.

The unaudited interim financial statements of Riverview as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are incorporated by reference to Riverview’s Form 10-Q, filed on November 14, 2013.

The audited consolidated financial statements of Union as of and for the years ended December 31, 2012 and 2011 are incorporated herein by reference from Registration Statement No. 333-188193, filed April 29, 2013.

The unaudited interim financial statements of Union as of and for the nine months ended September 30, 2013 are attached as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information as of September 30, 2013 and for the nine months ended September 30, 2013 is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Exhibits

23.1	Consent of Smith Elliott Kearns and Company, LLC.

23.2	Consent of ParenteBeard, LLC.

99.1	Audited consolidated financial statements of Riverview as of and for the years ended December 31, 2012 and 2011 and Report of Independent Registered Public Accounting firm incorporated by reference to the section titled “Consolidated Financial Statements of Riverview” in the Registration Statement on Form S-4 (Registration No. 333-188193) filed April 29, 2013.

99.2	Unaudited interim financial statements of Riverview as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 incorporated by reference to Riverview’s Form 10-Q filed on November 14, 2013.

99.3	Audited consolidated financial statements of Union as of and for the years ended December 31, 2012 and 2011 and independent auditors’ report incorporated by reference to the section titled “Consolidated Financial Statements of Union” in the Registration Statement on Form S-4 (Registration No. 333-188193) filed April 29, 2013.

99.4	Unaudited interim financial statements of Union, including the consolidated balance sheets as of September 30, 2013 and December 31, 2012, and the consolidated income statements for the nine months ended September 30, 2013 and 2012.

99.5	Unaudited pro forma financial information as of and for the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: January 17, 2014	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Smith Elliott Kearns and Company, LLC.

23.2	Consent of ParenteBeard, LLC.

99.1	Audited consolidated financial statements of Riverview as of and for the years ended December 31, 2012 and 2011 and Report of Independent Registered Public Accounting firm incorporated by reference to the section titled “Consolidated Financial Statements of Riverview” in the Registration Statement on Form S-4 (Registration No. 333-188193) filed April 29, 2013.

99.2	Unaudited interim financial statements of Riverview as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 incorporated by reference to Riverview’s Form 10-Q filed on November 14, 2013.

99.3	Audited consolidated financial statements of Union as of and for the years ended December 31, 2012 and 2011 and independent auditors’ report incorporated by reference to the section titled “Consolidated Financial Statements of Union” in the Registration Statement on Form S-4 (Registration No. 333-188193) filed April 29, 2013.

99.4	Unaudited interim financial statements of Union, including the consolidated balance sheets as of September 30, 2013 and December 31, 2012, and the consolidated income statements for the nine months ended September 30, 2013 and 2012.

99.5	Unaudited pro forma financial information as of and for the nine months ended September 30, 2013.